                                AMENDMENT NO. 14
                           TO THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN

                                (CLASS R SHARES)

        The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective April 14, 2006, as follows:

        WHEREAS, the parties desire to amend the Plan to reflect the addition of AIM Floating Rate Fund;

        NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                            THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS R SHARES)
                         (DISTRIBUTION AND SERVICE FEES)

    The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class R Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below as to the Class R Shares of each Portfolio to the average daily net assets of the Class R Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class R Shares of the Portfolio.

                                      MINIMUM
                                       ASSET
AIM COUNSELOR SERIES TRUST             BASED         MAXIMUM         MAXIMUM
                                       SALES         SERVICE        AGGREGATE
PORTFOLIO - CLASS R SHARES            CHARGE           FEE             FEE
                                      -------        -------        ---------
AIM Floating Rate Fund                 0.25%          0.25%          0.50%
AIM Structured Core Fund               0.25%          0.25%          0.50%
AIM Structured Growth Fund             0.25%          0.25%          0.50%
AIM Structured Value Fund              0.25%          0.25%          0.50%

                                          MINIMUM
                                           ASSET
AIM EQUITY FUNDS                           BASED         MAXIMUM         MAXIMUM
                                           SALES         SERVICE        AGGREGATE
PORTFOLIO - CLASS R SHARES                CHARGE           FEE             FEE
                                          -------        -------        ---------
AIM Capital Development Fund               0.25%          0.25%          0.50%
AIM Charter Fund                           0.25%          0.25%          0.50%
AIM Constellation Fund                     0.25%          0.25%          0.50%
AIM Diversified Dividend Fund              0.25%          0.25%          0.50%
AIM Large Cap Basic Value Fund             0.25%          0.25%          0.50%
AIM Large Cap Growth Fund                  0.25%          0.25%          0.50%

                                        MINIMUM
                                         ASSET
AIM FUNDS GROUP                          BASED         MAXIMUM         MAXIMUM
                                         SALES         SERVICE        AGGREGATE
PORTFOLIO - CLASS R SHARES              CHARGE           FEE             FEE
                                        -------        -------        ---------
AIM Basic Balanced Fund                  0.25%          0.25%          0.50%
AIM Mid Cap Basic Value Fund             0.25%          0.25%          0.50%
AIM Small Cap Equity Fund                0.25%          0.25%          0.50%

                                                       MINIMUM
                                                        ASSET
AIM GROWTH SERIES                                       BASED         MAXIMUM        MAXIMUM
                                                        SALES         SERVICE       AGGREGATE
PORTFOLIO - CLASS R SHARES                             CHARGE           FEE            FEE
                                                       -------        -------       ---------
AIM Basic Value Fund                                    0.25%          0.25%          0.50%
AIM Conservative Allocation Fund                        0.25%          0.25%          0.50%
AIM Global Equity Fund                                  0.25%          0.25%          0.50%
AIM Growth Allocation Fund                              0.25%          0.25%          0.50%
AIM Income Allocation Fund                              0.25%          0.25%          0.50%
AIM International Allocation Fund                       0.25%          0.25%          0.50%
AIM Mid Cap Core Equity Fund                            0.25%          0.25%          0.50%
AIM Moderate Allocation Fund                            0.25%          0.25%          0.50%
AIM Moderate Growth Allocation Fund                     0.25%          0.25%          0.50%
AIM Moderately Conservative Allocation Fund             0.25%          0.25%          0.50%
AIM Small Cap Growth Fund                               0.25%          0.25%          0.50%

                                              MINIMUM
                                               ASSET
AIM INTERNATIONAL MUTUAL FUNDS                 BASED         MAXIMUM         MAXIMUM
                                               SALES         SERVICE        AGGREGATE
PORTFOLIO - CLASS R SHARES                    CHARGE           FEE             FEE
                                              -------        -------        ---------
AIM European Growth Fund                       0.25%          0.25%          0.50%
AIM International Core Equity Fund             0.25%          0.25%          0.50%
AIM International Growth Fund                  0.25%          0.25%          0.50%

                                            MINIMUM
                                             ASSET
AIM INVESTMENT FUNDS                         BASED         MAXIMUM         MAXIMUM
                                             SALES         SERVICE        AGGREGATE
PORTFOLIO - CLASS R SHARES                  CHARGE           FEE             FEE
                                            -------        -------        ---------
AIM Enhanced Short Bond Fund                 0.25%          0.25%          0.50%
AIM Trimark Endeavor Fund                    0.25%          0.25%          0.50%
AIM Trimark Fund                             0.25%          0.25%          0.50%
AIM Trimark Small Companies Fund             0.25%          0.25%          0.50%

                                            MINIMUM
                                             ASSET
AIM INVESTMENT SECURITIES FUNDS              BASED         MAXIMUM        MAXIMUM
                                             SALES         SERVICE       AGGREGATE
PORTFOLIO - CLASS R SHARES                  CHARGE           FEE            FEE
                                            -------        -------       ---------
AIM Global Real Estate Fund                  0.25%          0.25%          0.50%
AIM Income Fund                              0.25%          0.25%          0.50%
AIM Intermediate Government Fund             0.25%          0.25%          0.50%
AIM Money Market Fund                        0.25%          0.25%          0.50%
AIM Real Estate Fund                         0.25%          0.25%          0.50%
AIM Short Term Bond Fund                     0.25%          0.25%          0.50%
AIM Total Return Bond Fund                   0.25%          0.25%          0.50%

                                      MINIMUM
                                       ASSET
AIM SECTOR FUNDS                       BASED         MAXIMUM         MAXIMUM
                                       SALES         SERVICE        AGGREGATE
PORTFOLIO - CLASS R SHARES            CHARGE           FEE             FEE
                                      -------        -------        ---------
AIM Leisure Fund                       0.25%          0.25%           0.50%



                                      MINIMUM
                                       ASSET
AIM STOCK FUNDS                        BASED         MAXIMUM         MAXIMUM
                                       SALES         SERVICE        AGGREGATE
PORTFOLIO - CLASS R SHARES            CHARGE           FEE             FEE
                                      -------        -------        ---------
AIM Dynamics Fund                      0.25%          0.25%          0.50%"


All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated:  April 14, 2006


                                       3